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Household Finance Corporation
Household Revolving Home Equity Loan
Revolving Home Equity Loan Asset Backed Certificates - Series 1995-1
P & S Agreement Date:              May 1, 1995
Original Settlement Date:           May 25, 1995
Series Number of Class A-1 Certificates:     441919AE7
Series Number of Class A-2 Certificates:     441919AF4
Original Sale Balance:             $474,825,000
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Servicer Certificate (Page 1 of 3)
Distribution Date:                                                    04/20/98

Investor Certificateholder Floating Allocation Percentage   95.03%
Investor Certificateholder Fixed Allocation Percentage      97.90%
Aggregate Amount of  Collections                            9,507,999.08
Aggregate Amount of  Interest Collections                   2,292,817.35
Aggregate Amount of  Principal Collections                  7,215,181.73
Class A Interest Collections                                2,178,853.48
Class A Principal Collections                               6,870,324.60
Seller Interest Collections                                 113,963.87
Seller Principal Collections                                344,857.13
Weighted Average Loan Rate                                  14.09%
Net Loan Rate                                               13.09%
Weighted Average Maximum Loan Rate                          19.57%
Class A-1 Certificate Rate                                  5.90%
Maximum Investor Certificate Rate                           13.09%
Class A-1 Certificate Interest Distributed                  859,570.54
Class A-1 Investor Certificate Interest Shortfall before Policy Draw    0.00
Unpaid Class A-1 Certificate Interest Shortfall Received    0.00
Unpaid Class A-1 Certificate Interest Shortfall Remaining   0.00
Unpaid Class A-1 Carryover Interest Amount                  0.00
Class A-2 Certificate Rate                                  5.78%
Maximum Investor Certificate Rate                           13.09%
Class A-2 Certificate Interest Distributed                  37,006.23
Class A-2 Investor Certificate Interest Shortfall before Policy Draw    0.00
Unpaid Class A-2 Certificate Interest Shortfall Received    0.00
Unpaid Class A-2 Certificate Interest Shortfall Remaining   0.00
Unpaid Class A-2 Carryover Interest Amount                  0.00
Maximum Principal Dist. Amount (MPDA)                       7,063,987.60
Alternative Principal Dist. Amount (APDA)                   6,870,324.60
Rapid Amortization Period? (Y=1, N=0)                       0.00
Scheduled Principal  Distribution Amount (SPDA)             6,870,324.60
Principal  allocable to Class A-1                           6,580,939.66
Principal allocable to Class A-2                            289,384.94
SPDA deposited to Funding Account                           0.00
Accelerated Principal Distribution Amount                   0.00
APDA allocable to Class A-1                                 0.00
APDA allocable to Class A-2                                 0.00
Reimbursement to Credit Enhancer                            0.00
Reduction in Certificate Principal Balancedue to Current Class A-1 Liquidation
      Loss Amount                                           301,598.47
Reduction in Certificate Principal Balancedue to Current Class A-2 Liquidation
      Loss Amount                                           13,262.25
Cumulative Investor Liquidation Loss Amount                 314,860.72
Total Principal allocable to A-1                            6,882,538.13
Total Principal allocable to A-2                            302,647.19
Beginning Class A-1 Certificate Principal Balance           169,085,411.97
Beginning Class A-2 Certificate Principal Balance           7,435,117.40
Ending Class A-1 Certificate Principal Balance              162,202,873.85
Ending Class A-2 Certificate Principal Balance              7,132,470.20
Class A-1 Factor                                            0.3566270
Class A-2 Factor                                            0.3566235
Pool Factor (PF)                                            0.3737744

Servicer Certificate (Page 2 of  3)
Distribution Date:                                                    04/20/98

Retransfer Deposit Amount                                   0.00
Servicing Fees Distributed                                  149,119.26
Beg. Accrued and Unpaid Inv. Servicing Fees                 0.00
Accrued and Unpaid Inv. Servicing Fees Recv'd               0.00
End. Accrued and Unpaid Inv. Servicing Fees                 0.00
Aggregate Investor Liquidation Loss Amount                  314,860.72
Investor Loss Reduction Amount                              0.00
Beginning Pool Balance                                      188,302,649.16
Ending Pool Balance                                         181,100,186.97
Beginning Invested Amount                                   178,943,116.37
Ending Invested Amount                                      171,757,931.05
Beginning Seller Principal Balance                          9,359,532.79
Ending Seller Principal Balance                             9,342,255.92
Additional Balances                                         344,857.13
Beginning Funding Account Balance                           0.00
Ending Funding Account Balance                              0.00
Ending Funding Account Balance % (before any purchase of Subsequent Loans)0.0%
Principal Balance of Subsequent Loans                       0.00
Beginning Reserve Account Balance                           1,211,294.00
Ending Reserve Account Balance                              1,211,294.00
Beginning Seller Interest                                   4.4752%
Ending Seller's Interest                                    5.1586%
Delinquency & REO Status
   30 - 59 days (Del Stat 1)
     No. of Accounts                                        475
     Trust Balance                                          15,164,311.27
   60 - 89 days (Del Stat 2)
     No. of Accounts                                        140
     Trust Balance                                          4,447,494.65
   90+ days (Del Stat 3+)
     No. of Accounts                                        348
     Trust Balance                                          10,368,794.85
   270+ days (Del Stat 9+)
     No. of Accounts                                        117
     Trust Balance                                          3,777,819.73
   REO
     No. of Accounts                                        44
     Trust Balance                                          1,521,066.60
Rapid Amortization Event ?                                  No
   Failure to make payment within 5 Business Days of Required Date?       No
   Failure to perform covenant relating to Trust's Security Interest?     No
   Failure to perform other covenants as described in the Agreement?      No
   Breach of Representation or Warranty ?                      No
   Bankruptcy, Insolvency or Receivership relating to Seller?  No
   Subject to Investment Company Act of 1940 Regulation ?      No
   Servicing Termination ?                                     No
Event of Default ?                                          No
   Failure by Servicer to make payment within 5 Bus. Days of Required Date? No Failure by Servicer to perform covenant relating to Trust's Security
      Interest ?                                            No
   Failure by Servicer to perform other covenants as described in the
      Agreement?                                            No
   Bankruptcy, Insolvency or Receivership relating to Master Servicer?      No
   Trigger Event ?                                          No
Policy Fee Distributed to Credit Enhancer (Paid directly from HFC)         N/A
Premium Distributed to Credit Enhancer                        0.00
Amount Distributed to Seller                                458,821.00
Master Servicer Credit Facility Amount                      0.00
Guaranteed Principal Distribution Amount                    0.00
Credit Enhancement Draw Amount                              0.00
Application of Available Funds
    Aggregate Amount of Collections                           9,507,999.08

Servicer Certificate (Page 3 of  3)
Distribution Date:                                                    04/20/98

    Deposit for principal not used to purchase subsequent loans
     Servicing Fee                                            149,119.26
     Prinicpal and Interest to Class A-1                      7,742,108.67
     Prinicpal and Interest to Class A-2                      339,653.42
     Seller's portion of Principal and Interest               458,821.00
     Funds deposited into Funding Account (Net)               0.00
     Funds deposited into Spread  Account                     0.00
     Excess funds released to Seller                          818,296.73
     Total                                                    9,507,999.08

OFFICERS'S CERTIFICATE
All computations reflected in this Servicer Certificate were made in conformity with the Pooling and Servicing Agreement.

The attached Servicing Certificate is true and correct in all material respects.



A Servicing Officer

Statement to Certificateholders (Page 1 of 1)
Distribution Date:                                                    04/20/98

INVESTOR CERTIFICATES DISTRIBUTION SUMMARY (PER $1000)
Class A Certificateholder Floating Allocation Percentage    95.0295%
Class A Certificateholder Fixed Allocation Percentage       97.9045%
Beginning Class A-1 Certificate Balance                     169,085,411.97
Beginning Class A-2 Certificate Balance                     7,435,117.40
Class A-1 Certificate Rate                                  5.90359%
Class A-2 Certificate Rate                                  5.78000%
Class A-1 Certificate Interest Distributed                  1.889893
Class A-2 Certificate Interest Distributed                  1.850312
Class A-1 Certificate Interest Shortfall Distributed        0.000000
Class A-2 Certificate Interest Shortfall Distributed        0.000000
Remaining Unpaid Class A-1 Certificate Interest Shortfall   0.000000
Remaining Unpaid Class A-2 Certificate Interest Shortfall   0.000000
Rapid Amortization Event ?                                  No
Class A-1 Certificate Principal Distributed                 15.132278
Class A-2 Certificate Principal Distributed                 15.132360
   Maximum Principal Distribution Amount                    14.877034
   Scheduled Principal  Distribution Amount (SPDA)          14.469172
   Accelerated Principal Distribution Amount                0.000000
   Aggregate Investor Liquidation Loss Amount Distributed   0.663109
Total Amount Distributed to Certificateholders              16.357398
Principal Collections deposited into Funding Account        0.00
Ending Funding Account Balance                              0.00
Ending Class A-1 Certificate Balance                        162,202,873.85
Ending Class A-2 Certificate Balance                        7,132,470.20
Class A-1 Factor                                            0.3566270
Class A-2 Factor                                            0.3566235
Pool Factor (PF)                                            0.3737744
Unreimbursed Liquidation Loss Amount                        0.00
Accrued Interest on Unreimbursed Liquidation Loss Amount    0.00
Accrued & Unpaid Interest on Unreimbursed Liquidation Loss Amount         0.00
Class A Servicing Fee                                       149,119.26
Beginning Invested Amount                                   178,943,116.37
Ending Invested Amount                                      171,757,931.05
Beginning Pool Balance                                      188,302,649.16
Ending Pool Balance                                         181,100,186.97
Credit Enhancement Draw Amount                              0.00
DELINQUENCY & REO STATUS
   30 - 59 days (Del Stat 1)
     No. of Accounts                                        475
     Trust Balance                                          15,164,311.27
   60 - 89 days (Del Stat 2)
     No. of Accounts                                        140
     Trust Balance                                          4,447,494.65
   90+ days (Del Stat 3+)
     No. of Accounts                                        348
     Trust Balance                                          10,368,794.85
   REO
     No. of Accounts                                        44
     Trust Balance                                          1,521,066.60
Aggregate Liquidation Loss Amount for Liquidated Loans      267,021.92
Class A-1 Certificate Rate for Next Distribution Date       To be updated
Class A-2 Certificate Rate for Next Distribution Date       To be updated
Amount of any Draws on the Policy                           0.00
Subsequent Mortgage Loans
     No. of Accounts                                        0.00
     Trust Balance                                          0.00